Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-l
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                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)___

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                             SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)

25 Park Place, N.E.
Suite 1100                                                  58-0466330
Atlanta, Georgia                              30303      (I.R S. employer
(Address of principal executive offices)    (Zip Code)   identification no.)

                               RONALD C. PAINTER
                             Suntrust Bank, Atlanta
                       58 Edgewood Avenue, N.E., Room 400
                             Atlanta, Georgia 30303
                                 (404) 588-7191
           (Name, address and telephone number of agent for service)

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                             SMITHFIELD FOODS, INC.

                Virginia                                      52-0845861
(State or other jurisdiction of incorporation              (I.R.S. employer
             or organization)                             identification no.)

           200 Commerce Street                                  23430
          Smithfield, Virginia                                (Zip Code)
(Address of principal executive offices)




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                   7 5/8% Senior Subordinated Notes due 2008
                      (Title of the indenture securities)

                                                               Registration No.



1.      General Information.

        Furnish the following information as to the trustee--

        Name and address of each examining or supervising authority to which it is subject.

        Department of Banking and Finance,
        State of Georgia
        Atlanta, Georgia

        Federal Reserve Bank of Atlanta
        104 Marietta Street, N.W.
        Atlanta, Georgia

        Federal Deposit Insurance Corporation
        Washington, D.C.

        Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     Lists of Exhibits.

        List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

        (1) A copy of the Articles of Association and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1.)

        (2) A copy of the certificate of' authority of the trustee to commence business. (Exhibit 2 to Form T-1.)

        (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1.)

        (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1.)

        (5) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 5 to Form T-1.)

        (6) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 1998. (Exhibit 6 to Form T-1).

                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture act of 1939, the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia,
on the    day of May, 1998.

                                                     SUNTRUST BANK, ATLANTA

                                                     BY: /s/ Ronald C. Painter
                                                         ---------------------
                                                           Ronald C. Painter
                                                           Vice President



                             EXHIBIT 1 TO FORM T-l

                            ARTICLES OF ASSOCIATION
                                       OF
                             SUNTRUST BANK, ATLANTA
                                      AND
                        RESTATED ARTICLES OF ASSOCIATION
                                       OF
                             SUNTRUST BANK, ATLANTA





                             EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       TO
                             SUNTRUST BANK, ATLANTA
                              TO COMMENCE BUSINESS






                             EXHIBIT 3 TO FORM T-1

                                 AUTHORIZATION
                                       OF
                             SUNTRUST BANK, ATLANTA
                       TO EXERCISE CORPORATE TRUST POWERS



                             EXHIBIT 4 TO FORM T-1

                                    BY-LAWS
                                       OF
                             SUNTRUST BANK, ATLANTA




                             EXHIBIT 5 TO FORM T-1

                              CONSENT OF TRUSTEE

        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of 7 5/8% Senior Subordinated Notes of Smithfield Foods Inc., Suntrust Bank, Atlanta, hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                                       SUNTRUST BANK, ATLANTA

                                                       BY: /s/ Ronald C. Painter
                                                       -------------------------
                                                       Ronald C. Painter
                                                       Vice President



                             EXHIBIT 6 TO FORM T-1

                              REPORT OF CONDITION